UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2025

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
Teradata Corporation ("Teradata" or the "Company") is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
On February 11, 2025, the Company issued a press release setting forth its fourth quarter and full-year 2024 operating results as well as current outlook estimates for the first quarter of 2025 and for the full-year 2025 (the "Earnings Press Release"). A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The Company also posted supplemental material dated February 11, 2025, on the Investor Relations page of its website at investor.teradata.com. Except as specifically noted herein, information on the Company’s website is not, and will not be deemed to be, a part of this Current Report on Form 8-K or incorporated into any other filings the Company may make with the Securities and Exchange Commission.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On February 7, 2025, Claire Bramley notified the Company of her decision to resign from her position as Chief Financial Officer of the Company (including as its principal financial officer and principal accounting officer) to take a Chief Financial Officer position with another company that is outside of the Company’s industry. Ms. Bramley’s last day with the Company will be March 31, 2025. Her resignation is not due to any disagreement with the Company on any matter relating to the Company’s financial reporting or the operations, policies, or practices of the Company. The Company is performing an executive search to identify a permanent replacement for Ms. Bramley.

(c)    On February 10, 2025, the Board elected Charles Smotherman, the Company’s Senior Vice President, Chief Accounting Officer, as the Company’s interim Chief Financial Officer, effective as of March 24, 2025 (the “Appointment Effective Date”). Mr. Smotherman will also serve, on an interim basis, as the Company’s principal financial officer and principal accounting officer beginning on the Appointment Effective Date.

Mr. Smotherman, age 59, has served in various leadership roles in the Company’s finance department, most recently as Senior Vice President, Chief Accounting Officer, a position he has held since 2019. Mr. Smotherman has over 25 years of accounting and finance leadership experience. He joined the Company in 2009 as Assistant Controller and was promoted to Corporate Controller in 2010, a position he held until 2019. Mr. Smotherman is a certified public accountant and holds a B.S. in Accounting from Auburn University.

There are no family relationships between Mr. Smotherman and any director or executive officer of the Company, and no arrangements or understandings between Mr. Smotherman and any other person pursuant to which he was designated to serve as interim Chief Financial Officer. Mr. Smotherman is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.  The information required by Item 5.02(c)(3) of Form 8-K will be provided once such information is determined. A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and the items disclosing the transitions covered by this Item 5.02 are hereby incorporated by reference.

Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated February 11, 2025, issued by the Company (Earnings Press Release).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally relate to opinions, beliefs, and projections of expected future financial and operating performance, business trends, liquidity, and market conditions, among other things. These forward-looking statements are based upon current expectations and assumptions and often can be identified by words such as “expect,” “strive,” “looking ahead,” “outlook,” “guidance,” “forecast,” “anticipate,” “continue,” “plan,” “estimate,” “believe,” “focus,” “see,” “commit,” “should,” “project,” “will,” “would,” “likely,” “intend,” “potential,” or similar expressions. All statements, other than statements of historical facts, included in this Current Report on Form 8-K which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including statements about our 2025 first quarter and full year 2025 financial outlook and the transition of our Chief Financial Officer described herein and in the accompanying press release are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause the Company’s actual results to differ materially. In addition to the factors discussed in this Form 8-K filing, other risks and uncertainties could affect the Company’s future results, and could cause actual results to differ materially from those expressed in such forward-looking statements, including those relating to: the global economic environment and business conditions in general, including inflation and/or recessionary conditions; the ability of our suppliers to meet their commitments to us; the timing of purchases, migrations, or expansions by our current and potential customers, including our ability to retain customers; the rapidly changing and intensely competitive nature of the information technology industry, the data analytics business, and artificial intelligence capabilities; fluctuations in our operating, capital allocation, and cash flow results; our ability to execute and realize the anticipated benefits of our refreshed brand, business transformation program or restructuring, sales and operational execution initiatives, and cost saving initiatives, including the 2024 restructuring actions; risks inherent in operating in foreign countries, including sanctions, foreign currency fluctuations, and/or acts of war; risks associated with data privacy, cyberattacks and maintaining secure and effective products for our customers, as well as, internal information technology and control systems; the timely and successful development, production or acquisition, availability and/or market acceptance of new and existing products, product features and services, including for artificial intelligence; tax rates; turnover of our workforce and the ability to attract and retain skilled employees; protecting our intellectual property; availability and successful execution of new alliance and acquisition opportunities; subscription arrangements that may be cancelled or fail to be renewed; the impact on our business and financial reporting from the implementation of a new ERP system and changes in accounting rules; and other factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its most recent annual report on Form 10-K, and subsequent quarterly reports on Forms 10-Q or current reports on Forms 8-K, as well as Teradata’s annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: February 11, 2025	By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer & Corporate Secretary